CERTIFICATION

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     I,  Raymond  Dabney,  President  of  XRAYMEDIA.com  certify  that:

1.     I  have  reviewed  this  quarterly  report  on  Form  10-QSB of XRAYMEDIA.com;

2.     Based  on  my  knowledge,  this quarterly report does not contain any untrue statement  of a material fact or omit to state a material fact necessary to make the  statements  made, in light of the circumstances under which such statements were  made,  not  misleading  with  respect to the period covered by this quarterly report;

3.     Based  on  my  knowledge,  the  financial statements, and other financial information  included  in  this  quarterly  report,  fairly present in all material respects  the  financial  condition, results of operations and cash flows of the registrants  of,  and  for,  the  periods  presented  in  this  quarterly report;

4.     The  registrant's  other  certifying  officers  and I are responsible for establishing  and  maintaining disclosure controls and procedures (as defined in

Exchange  Act  Rules  13a-14  and  15d-14)  for  the  registrant  and  have;

a)     designed  such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries,

is  made  known  to  us by others within those entities, particularly during the period  in  which  this  quarterly  report  is  being  prepared;

b)     evaluated  the  effectiveness of the registrant's disclosure controls and procedures  as  of a date within 90 days prior to the filing date of this quarterly report  (the  "Evaluation  Date");  and

c)     presented  in  this annual report our conclusions about the effectives of the  disclosure  controls  and  procedures  based  on  our  evaluation as of the

Evaluation  Date;

5.     The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of  registrant's  board  of  directors  (or  persons  performing  the equivalent functions):

a)     all  significant  deficiencies  in  the  design  or operation in internal controls  which  could  adversely  affect  the  registrant's  ability to record,

process,  summarize  and  report  financial  data  and  have  identified for the registrant's  auditors  any  material  weaknesses  in  internal  controls;  and

b)     any  fraud,  whether  or  not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6)     The  registrant's  other certifying officers and I have indicated in this quarterly report whether there were significant changes in internal controls or in other  factors  that  could significantly affect internal controls subsequent to the  date  of  our most recent evaluation, including any corrective actions with regard  to  significant  deficiencies  and  material  weaknesses.

     Date:  Nov. 15, 2003                    Signature: /s/Raymond  Dabney